CCMI Funds

                                CCMI Equity Fund
                                 CCMI Bond Fund
                    CCMI Tax-Exempt North Carolina Bond Fund

                        Supplement dated October 1, 2004
                       To Prospectus dated October 1, 2004

         A special meeting of shareholders of the CCMI Equity Fund, the CCMI Bond Fund and the CCMI Tax-Exempt North Carolina Bond Fund (collectively, the "Funds"), each a series of the CCMI Funds (the "Trust"), will be held to vote on a proposed new investment advisory contract between the Trust and Commerce Capital Management, Inc. ("CCM"), the Funds' investment adviser. CCM previously was a wholly owned subsidiary of National Commerce Financial Corporation. On October 1, 2004, SunTrust Banks, Inc. ("SunTrust") acquired all of the outstanding shares of National Commerce Financial Corporation. As a result of the transaction, SunTrust is now deemed to "control" CCM.

         Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction that results in a change of control of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that an advisory contract automatically terminates in the event of its assignment. The transaction described above resulted in a "change in control" of CCM for purposes of the Investment Company Act and caused the "assignment" and resulting termination of the previous advisory contract.

         On September 13, 2004, the Board of Trustees of the Trust approved an interim investment advisory contract. The interim advisory contract took effect on October 1, 2004 following the change of control of CCM and will last for a maximum period of 150 days. The purpose of the interim investment advisory contract is to allow CCM to continue managing the Funds' assets until shareholders approve a new investment advisory contract for the Funds. On September 13, 2004 the Board also approved a new investment advisory contract for the Funds, subject to shareholder approval. As a result, the shareholders of the Funds will be asked to approve the new investment advisory contract with CCM that will allow CCM to continue to serve as the investment adviser to the Funds after the interim advisory contract expires.

         This supplement and the Prospectus dated October 1, 2004 provide the information a prospective investor ought to know before investing and should be retained for future reference. Statements of Additional Information dated October 1, 2004, which have been filed with the Securities and Exchange Commission, are incorporated herein by reference and can be obtained without charge by calling the Fund at 800-386-3111.